                                                                   EXHIBIT 17(a)

    As filed with the Securities and Exchange Commission on August 30, 1985.
                                                       Registration No. 33-00012
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                     Pre-Effective Amendment No. _______                  [ ]
                    Post-Effective Amendment No. _______                  [ ]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                     [x]
                            Amendment No. _______                         [ ]
                        (Check appropriate box or boxes)
                               __________________

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
               (Exact name of registrant as specified in charter)

  215 NORTH MAIN STREET
  WEST BEND, WISCONSIN                                           53095
  (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 334-5521

                    ROBERT A. STEPHAN, Senior Vice President
                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095
                    (Name and Address of Agent for Service)

                                    Copy to:

                            CONRAD G. GOODKIND, ESQ.
                                Quarles & Brady
                             780 North Water Street
                           Milwaukee, Wisconsin 53202

 Approximate Date of Proposed Public Offerings:  As soon as practicable after the effective date of registrant's statement.

             It is proposed that this filing will become effective
            _____   immediately upon filing pursuant to paragraph (b)
            _____   on (date) pursuant to paragraph (b)
            _____   60 days after filing pursuant to paragraph (a)
            _____   on (date) pursuant to paragraph (a) of rule 485

                                  __________


                        CALCULATION OF REGISTRATION FEE

                          _________________________

                                                             PROPOSED MAXIMUM
    TITLE OF SECURITIES            AMOUNT BEING               OFFERING PRICE                AMOUNT OF
      BEING REGISTERED              REGISTERED                   PER SHARE               REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
       Common Stock,                Indefinite*                   $10.00                       $500
      $0.001 par value
----------------------------------------------------------------------------------------------------------

* Registrant elects to register an indefinite number of shares of Common Stock, $0.001 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                                   _________

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such a date as the Commission, acting pursuant to said Section 8(a) may determine.